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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 13, 2002
                                                         -----------------


                             UNITED AUTO GROUP, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                       1-12297                 22-3086739
----------------------------       ----------------       ----------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
    of Incorporation)                    Number)          Identification Number)


       2555 TELEGRAPH RD                                        48302-0954
       -----------------                                        ----------
      BLOOMFIELD HILLS, MI                                  (Including Zip Code)
      --------------------
     (Address of Principal
       Executive Offices)


                                  248-648-2500
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated December 13, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On December 13, 2002, United Auto Group, Inc. issued a press release announcing the election of John Barr to the Company's Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     December 13, 2002                  UNITED AUTO GROUP, INC.


                                          By: /s/ Robert H. Kurnick, Jr.
                                              ------------------------------
                                                   ROBERT H. KURNICK, JR.
                                          Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


   EXHIBIT                                                    SEQUENTIAL PAGE
   NUMBER            DESCRIPTION OF EXHIBIT                       NUMBER
-------------        ----------------------                   ----------------
EXHIBIT 99.1         Press Release of United Auto Group,
                     Inc., dated December 13, 2002